Invitation Homes Provides May 2018 Operating Update
DALLAS, June 5, 2018 /PRNewswire/ -- Invitation Homes Inc. (NYSE: INVH) (“Invitation Homes” or the “Company”) today announced an update to its operating results for May 2018. Leasing performance continues to strengthen, as average occupancy has exceeded management’s expectations to date in Q2 2018, and blended rental rate growth remains seasonally strong. The Company provided the following operating metrics for its Same Store pool for the month of May 2018:
Same Store Operating Results

May 2018
Average Occupancy	96.1%

Rental rate growth:
New Leases	4.5%
Renewals	4.6%
Blended	4.6%

For operating metric definitions, please refer to Invitation Homes' Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission.
About Invitation Homes:
Invitation Homes is a leading owner and operator of single-family homes for lease, offering residents high-quality homes across America. With more than 80,000 homes for lease in 17 markets across the country, Invitation Homes is meeting changing lifestyle demands by providing residents access to updated homes with features they value, such as close proximity to jobs and access to good schools. The company's mission, "Together with you, we make a house a home," reflects its commitment to high-touch service that continuously enhances residents' living experiences and provides homes where individuals and families can thrive.
Investor Relations Contact:
Greg Van Winkle
Phone: 844.456.INVH (4684)
Email: IR@InvitationHomes.com

Media Relations Contact:
Claire Parker
Phone: 202.257.2329
Email: Media@InvitationHomes.com

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which include, but are not limited to, statements related to the Company’s expectations regarding the anticipated benefits of the merger with Starwood Waypoint Homes, the performance of the Company’s business, its financial results, its liquidity and capital resources, and other non-historical statements. In some cases, you can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "could," "seeks," "projects," "predicts," "intends," "plans," "estimates," "anticipates" or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including, among others, risks associated with achieving expected revenue synergies or cost savings from the merger, risks inherent to the single-family rental industry sector and the Company’s business model, macroeconomic factors beyond the Company’s control, competition in identifying and acquiring the Company’s properties, competition in the leasing market for quality residents, increasing property taxes, homeowners' association fees and insurance costs, the Company’s dependence on third parties for key services, risks related to evaluation of properties, poor resident selection and defaults and non-renewals by the Company’s residents, performance of the Company’s information technology systems, and risks related to the Company’s indebtedness. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Additional factors that could cause the Company’s results to differ materially from those described in the forward-looking statements can be found under the section entitled "Part I. Item 1A. Risk Factors," of the Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the Securities and Exchange Commission (the "SEC"), as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at http:// www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s filings with the SEC. The forward-looking statements speak only as of the date of this press release, and we expressly disclaim any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except to the extent otherwise required by law.